Semiannual Report June 30, 2002

Oppenheimer
International Growth
Fund/VA

A Series of Panorama Series Fund, Inc.



                                     [LOGO OMITTED]
                                     OPPENHEIMERFUNDS[REGISTRATION MARK]
                                     The Right Way to Invest

OPPENHEIMER International Growth Fund/VA

================================================================================
OBJECTIVE
PANORAMA SERIES FUND, INC. - OPPENHEIMER INTERNATIONAL GROWTH FUND/VA seeks long-term growth of capital by investing under normal circumstances, at least 90% of its assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.


================================================================================
NARRATIVE BY GEORGE EVANS, PORTFOLIO MANAGER
Oppenheimer International Growth Fund/VA Non-Service shares provided a cumulative total return of -5.93% for the six-month period that ended June 30, 2002.(1) A key factor to the Fund's performance was the tremendous fiscal and monetary stimulus worldwide, which helped foreign markets begin a turnaround. In the months following September 11, governments in the major developed nations feared that the worldwide economic slowdown would grow even worse. In an attempt to stimulate economic activity, the United States, Germany and other countries increased government spending, lowered interest rates, and/or increased the money supply.

   As a result, the U.S. experienced only one quarter of economic contraction, and the broad U.S. equity market posted a small gain. In Europe, the stimulus--combined with ongoing reform of tax rates, labor policy and trading restrictions--limited the downturn as well.

   As for the emerging nations, many benefited indirectly from these activities, and their markets were among the strongest in the world during the reporting period. For instance, economies in Latin America, which are closely tied to that of the United States, received a boost from lower U.S. interest rates. Also, the World Bank and International Monetary Fund eased the terms of loans to some nations, relieving pressures on their economies. Finally, cash flowed into the emerging markets as investors sought alternatives to the volatility and relatively high valuations for U.S. and European stocks.

   One area that remained severely depressed was Japan, even though the Nikkei Index of Japanese stocks did advance during the period.

   Adding substantially to bottom-line results were consumer discretionary stocks like LG Home Shopping, Inc., a South Korean home shopping network; Reed Elsevier plc, an online publishing company in the United Kingdom; and Grupo Televisa SA, a Mexican media conglomerate. All are part of our "mass affluence" investment theme, one of four long-term, worldwide growth trends that we take into account when selecting securities. The other themes are new technologies, restructuring and aging.

   Other strong performers included Pliva d.d., GDR and PowderJect Pharmaceuticals plc, both "new technologies" investments. Croatia-based Pliva markets an enhanced form of a widely used antibiotic, while U.K.-based PowderJect has developed a method of injecting drugs into the bloodstream without the use of a needle.




1. Total returns include changes in net asset value per share but do not include the charges associated with the separate account products which offer this Fund. Such performance would have been lower if such charges were taken into account, and can be provided by the separate account product sponsor.




2  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

   Not all of our pharmaceutical holdings did so well, however. A major detractor from performance was Shire Pharmaceuticals Group plc, a specialty drug company. One of the company's key products was not patent- protected and thus was exposed to competition from generic versions of the drug. Still, we maintain strong convictions about this company, so rather than pare back or exit the position, we bought additional shares when the price declined.

   We did exit one underperforming position--a Japanese video game manufacturer. Although the business is well run, the company's products are incompatible with some of the newer video consoles introduced in 2001, a fact that has hurt sales.

   Looking forward, we believe that international markets are poised for considerable improvement. The broad, long-term reforms in Europe are finally paying off. The euro, now the common currency throughout most of the Continent, appears to have reached a stable relationship with other major currencies. That fact alone should help European businesses achieve greater stability in their profits and earnings. What's more, various data suggest that the U.S. economy will recover soon. Since the U.S. is the engine that drives the economies of many other nations, this bodes well for stocks in places like Mexico and Brazil, among others.

   We believe our current holdings are set up well for the coming months. Still, we will continue to seek out more opportunities that may deliver superior growth of capital in the long run. It is this consistent long-term focus that makes Oppenheimer International Growth Fund/VA an important part of The Right Way to Invest.





IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE LESS THAN THE RESULTS SHOWN.

The Fund's holdings are subject to change. The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.





3  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS  June 30, 2002 / Unaudited


                                                              MARKET VALUE
                                                     SHARES     SEE NOTE 1
============================================================================
COMMON STOCKS--96.7%
----------------------------------------------------------------------------
CONSUMER DISCRETIONARY--19.7%
----------------------------------------------------------------------------
AUTO COMPONENTS--0.2%
Sauer-Danfoss, Inc.                                  14,100    $   157,356
----------------------------------------------------------------------------
AUTOMOBILES--1.1%
Ducati Motor Holding SpA(1)                         251,200        396,936
Porsche AG, Preferred                                 1,235        588,499
                                                               -------------
                                                                    985,435
----------------------------------------------------------------------------
HOUSEHOLD DURABLES--7.1%
Groupe SEB SA                                        14,770      1,299,689
Nintendo Co. Ltd.                                    13,300      1,958,493
Sega Corp.(1)                                       107,100      2,573,402
Sony Corp.                                            8,057        425,503
                                                               -------------
                                                                 6,257,087
----------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--2.2%
Aucnet, Inc.                                         26,500        271,721
LG Home Shopping, Inc.                               15,305      1,679,352
                                                               -------------
                                                                 1,951,073
----------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--1.0%
Koei Co. Ltd.                                        28,632        881,462
----------------------------------------------------------------------------
MEDIA--7.5%
British Sky Broadcasting Group plc(1)                82,831        794,171
Grupo Televisa SA, Sponsored GDR(1)                  26,200        979,356
Reed Elsevier plc                                   268,700      2,553,728
Sogecable SA(1)                                      41,900        796,987
Wolters Kluwer NV                                    48,021        911,519
Zee Telefilms Ltd.                                  237,500        616,110
                                                               -------------
                                                                 6,651,871
----------------------------------------------------------------------------
TEXTILES & APPAREL--0.6%
Bulgari SpA                                          50,400        318,063
Compagnie Financiere
   Richemont AG, A Units                             10,552        239,995
                                                               -------------
                                                                   558,058
----------------------------------------------------------------------------
CONSUMER STAPLES--2.0%
----------------------------------------------------------------------------
PERSONAL PRODUCTS--2.0%
Wella AG, Preference, Non-Vtg.                       30,214      1,794,837
----------------------------------------------------------------------------
ENERGY--2.5%
----------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.5%
Expro International Group plc                       121,740        862,893
Technip-Coflexip SA, Sponsored ADR                   50,875      1,348,187
                                                               -------------
                                                                 2,211,080
----------------------------------------------------------------------------
FINANCIALS--10.7%
----------------------------------------------------------------------------
BANKS--5.1%
Anglo Irish Bank Corp.                              136,100        877,713




                                                              MARKET VALUE
                                                     SHARES     SEE NOTE 1
----------------------------------------------------------------------------
Banco Popolare di Verona
   e Novara Scrl                                     30,900    $   400,686
Espirito Santo Financial Group, ADR                  26,563        421,820
ICICI Bank Ltd., Sponsored ADR                      137,425        961,975
Julius Baer Holding AG, Cl. B                         1,282        368,242
Royal Bank of Scotland
   Group plc (The)                                   32,030        908,114
Uniao de Bancos Brasileiros SA
   (Unibanco), Sponsored ADR                         33,200        547,800
                                                               -------------
                                                                 4,486,350

----------------------------------------------------------------------------
DIVERSIFIED FINANCIALS--4.6%
3i Group plc                                         47,680        497,485
Ackermans & van Haaren NV(1)                         18,700        517,107
Collins Stewart Ltd.                                216,780      1,222,620
Van der Moolen Holding NV                            86,100      1,819,693
                                                               -------------
                                                                 4,056,905
----------------------------------------------------------------------------
INSURANCE--1.0%
Scor SA                                              29,170        890,176
----------------------------------------------------------------------------
HEALTH CARE--13.6%
----------------------------------------------------------------------------
BIOTECHNOLOGY--2.3%
Cambridge Antibody Technology
   Group plc(1)                                      19,550        308,431
Oxford GlycoSciences plc(1)                          45,474        185,420
PowderJect Pharmaceuticals plc(1)                   243,010      1,563,173
                                                               -------------
                                                                 2,057,024
----------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.7%
Biocompatibles International plc(1)                 334,000        514,207
Ortivus Airport Board, B Shares(1)                   67,700        136,277
                                                               -------------
                                                                   650,484
----------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.9%
Nicox SA(1)                                          88,940      1,624,987
----------------------------------------------------------------------------
PHARMACEUTICALS--8.7%
Dr. Reddy's Laboratories Ltd.,
   Sponsored ADR                                     62,100      1,204,740
NeuroSearch AS(1)                                    27,700        362,734
Novogen Ltd.(1)                                     586,600        675,101
Pliva d.d., GDR(2)                                  110,900      1,634,666
Sanofi-Synthelabo SA                                 17,650      1,073,758
Shire Pharmaceuticals Group plc(1)                  116,930      1,033,771
SkyePharma plc(1)                                 1,793,980      1,736,448
                                                               -------------
                                                                 7,721,218
----------------------------------------------------------------------------
INDUSTRIALS--24.9%
----------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.7%
Empresa Brasileira de Aeronautica SA
   (Embraer), Preference                            616,126      3,253,007




4  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

                                                              MARKET VALUE
                                                     SHARES     SEE NOTE 1
----------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--6.5%
Amadeus Global Travel
   Distribution SA                                  107,100    $   685,402
BTG plc(1)                                          137,870        714,528
Buhrmann NV                                          87,600        808,039
Hays plc                                            171,849        403,402
ICTS International NV                                20,900        146,300
Magnus Holding NV                                   128,958        140,095
Prosegur Compania de Seguridad SA                    72,100      1,015,397
Randstad Holding NV                                  72,700        849,377
Rentokil Initial plc                                242,890        988,533
                                                               -------------
                                                                 5,751,073
----------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--5.2%
Koninklijke Boskalis Westminster NV                 142,700      4,628,158
----------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.2%
Ushio, Inc.                                          87,000      1,033,606
----------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.1%
Aalberts Industries NV                               74,504      1,381,835
FKI plc                                             189,833        453,576
                                                               -------------
                                                                 1,835,411
----------------------------------------------------------------------------
MACHINERY--4.0%
GSI Lumonics, Inc.(1)                                93,000        716,100
Halma plc                                           787,000      1,930,435
Hyundai Heavy Industries Co. Ltd.(1)                 44,454        929,358
                                                               -------------
                                                                 3,575,893
----------------------------------------------------------------------------
MARINE--0.3%
Tsakos Energy Navigation Ltd.(1)                     20,900        292,600
----------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.4%
Electrocomponents plc                                63,310        354,650
----------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--1.5%
Eurotunnel SA(1)                                  1,518,170      1,334,417
----------------------------------------------------------------------------
INFORMATION TECHNOLOGY--20.4%
----------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.5%
Toshiba Corp.(1)                                    324,000      1,319,139
----------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--5.3%
Hamamatsu Photonics K.K.                             61,200      1,360,738
Hoya Corp.                                            9,400        683,864
Imagineer Co. Ltd.                                    1,100          6,498
Keyence Corp.                                         3,100        656,674
Murata Manufacturing Co. Ltd.                        13,800        886,534
Oberthur Card Systems SA(1)                          75,410        232,362
Omron Corp.                                          60,686        878,443
                                                               -------------
                                                                 4,705,113
----------------------------------------------------------------------------
IT CONSULTING & SERVICES--2.6%
Alten SA(1)                                          31,980        347,418




                                                              MARKET VALUE
                                                     SHARES     SEE NOTE 1
----------------------------------------------------------------------------
Computer Services Solutions
   Holding NV                                       100,790    $   199,080
Infosys Technologies Ltd.                            15,000      1,008,463
NIIT Ltd.                                           152,900        778,739
                                                               -------------
                                                                 2,333,700
----------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--4.5%
ASM International NV(1)                              76,600      1,322,116
Jenoptik AG                                         140,285      2,671,157
                                                               -------------
                                                                 3,993,273
----------------------------------------------------------------------------
SOFTWARE--6.5%
Capcom Co. Ltd.                                      48,100      1,244,035
Eidos plc(1)                                        245,380        478,762
Infogrames Entertainment SA                         232,797        880,556
Software AG                                          61,370        866,709
UBI Soft Entertainment SA(1)                         86,995      1,546,493
Unit 4 Agresso NV(1)                                106,300        697,079
                                                               -------------
                                                                 5,713,634
----------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.4%
----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.4%
BT Group plc(1)                                     217,310        834,739
Tele Norte Leste Participacoes
   SA (Telemar)                                  63,032,327        528,052
Videsh Sanchar Nigam Ltd.,
   Sponsored ADR                                    126,901        774,096
                                                               -------------
                                                                 2,136,887
----------------------------------------------------------------------------
UTILITIES--0.5%
----------------------------------------------------------------------------
ELECTRIC UTILITIES--0.5%
Solidere, GDR(1,3)                                  100,000        427,500
                                                               -------------
Total Common Stocks (Cost $105,064,523)                         85,623,464

============================================================================
PREFERRED STOCKS--0.8%
Fresenius Medical Care AG,
   Preferred (Cost $1,022,997)                       21,956        741,367


                                                  Principal
                                                     Amount
============================================================================
REPURCHASE AGREEMENTS--3.3%
Repurchase agreement with Zion
   Bank/Capital Markets Group,
   1.87%, dated 6/28/02, to be
   repurchased at $2,894,451 on
   7/1/02, collateralized by U.S. Treasury
   Nts., 6.50%, 10/15/06, with a value
   of $2,876,485 and U.S. Treasury
   Bills, 9/5/02, with a value of
   $80,196 (Cost $2,894,000)                     $2,894,000      2,894,000




5  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS  Unaudited / Continued


                                                              Market Value
                                                                See Note 1
----------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
   (COST $108,981,520)                                100.8%   $89,258,831
----------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                  (0.8)      (745,780)
                                                     -----------------------
NET ASSETS                                            100.0%   $88,513,051
                                                     =======================




FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,634,666 or 1.85% of the Fund's net assets as of June 30, 2002.
3. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.




Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

                                      MARKET
GEOGRAPHICAL DIVERSIFICATION           VALUE       PERCENT
-----------------------------------------------------------
Great Britain                   $ 18,339,086         20.4%
Japan                             14,180,112         15.9
The Netherlands                   12,903,291         14.5
France                            10,578,043         11.9
Germany                            6,662,569          7.5
India                              5,344,123          6.0
Brazil                             4,328,859          4.8
United States                      3,051,356          3.4
Korea, Republic of South           2,608,710          2.9
Spain                              2,497,786          2.8
Croatia                            1,634,666          1.8
Italy                              1,115,685          1.2
Mexico                               979,356          1.1
Ireland                              877,713          1.0
Canada                               716,100          0.8
Australia                            675,101          0.8
Switzerland                          608,237          0.7
Belgium                              517,107          0.6
Lebanon                              427,500          0.5
Portugal                             421,820          0.5
Denmark                              362,734          0.4
Norway                               292,600          0.3
Sweden                               136,277          0.2
                                 --------------------------
Total                            $89,258,831        100.0%
                                 ==========================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




6  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  Unaudited


June 30, 2002
==========================================================================================================================
ASSETS
Investments, at value (cost $108,981,520)-- see accompanying statement                                       $ 89,258,831
--------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                                            321,830
Investments sold                                                                                                  136,060
Shares of capital stock sold                                                                                       32,195
Other                                                                                                               1,807
                                                                                                             -------------
Total assets                                                                                                   89,750,723

==========================================================================================================================
LIABILITIES
Bank overdraft                                                                                                      2,607
--------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                                                                1,061,042
Investments purchased                                                                                             153,735
Transfer and shareholder servicing agent fees                                                                       1,637
Distribution and service plan fees                                                                                    301
Shareholder reports                                                                                                   197
Directors' compensation                                                                                                74
                                                                                                             -------------
Other                                                                                                              18,079
Total liabilities                                                                                               1,237,672

==========================================================================================================================
NET ASSETS                                                                                                   $ 88,513,051
                                                                                                             =============

==========================================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of capital stock                                                                         $     88,304
--------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                    130,164,813
--------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                             1,012,437
--------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                                (23,041,659)
--------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                                                 (19,710,844)
                                                                                                             -------------
NET ASSETS                                                                                                   $ 88,513,051
                                                                                                             =============

==========================================================================================================================
NET ASSET VALUE PER SHARE
Non-Service shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $87,953,552 and 87,771,601 shares of capital stock outstanding)                             $1.00
--------------------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $559,499 and 532,465 shares of capital stock outstanding)                                   $1.05




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





7  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS  Unaudited


For the Six Months Ended June 30, 2002
==========================================================================================================================
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $111,024)                                                      $ 1,547,678
--------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                           24,751
                                                                                                              ------------
Total investment income                                                                                         1,572,429

==========================================================================================================================
EXPENSES
Management fees                                                                                                   491,249
--------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees-- Service shares                                                                   417
--------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                        18,569
--------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                 8,116
--------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                                       6,706
--------------------------------------------------------------------------------------------------------------------------
Directors' compensation                                                                                             2,143
--------------------------------------------------------------------------------------------------------------------------
Other                                                                                                               3,071
                                                                                                              ------------
Total expenses                                                                                                    530,271
Less reduction to custodian expenses                                                                                 (642)
                                                                                                              ------------
Net expenses                                                                                                      529,629

==========================================================================================================================
NET INVESTMENT INCOME                                                                                           1,042,800

==========================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments:
Investments                                                                                                    (2,736,018)
Foreign currency transactions                                                                                  (1,668,444)
                                                                                                              ------------
Net realized loss                                                                                              (4,404,462)
--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                                   (10,006,524)
Translation of assets and liabilities denominated in foreign currencies                                         8,528,950
                                                                                                              ------------
Net change                                                                                                     (1,477,574)
                                                                                                              ------------
Net realized and unrealized loss                                                                               (5,882,036)

==========================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $(4,839,236)
                                                                                                              ============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




8  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                               SIX MONTHS            YEAR
                                                                                                    ENDED           ENDED
                                                                                            JUNE 30, 2002    DECEMBER 31,
                                                                                              (UNAUDITED)            2001
==========================================================================================================================
OPERATIONS
Net investment income                                                                         $ 1,042,800    $    812,167
--------------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                              (4,404,462)    (15,646,684)
--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                                          (1,477,574)    (16,728,344)
                                                                                              ----------------------------
Net decrease in net assets resulting from operations                                           (4,839,236)    (31,562,861)

==========================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Non-Service shares                                                                               (649,038)         (2,436)
Service shares                                                                                     (1,328)             --
--------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                                                     --     (23,429,756)
Service shares                                                                                         --              --

==========================================================================================================================
CAPITAL STOCK TRANSACTIONS
Net increase (decrease) in net assets resulting from capital stock transactions:
Non-Service shares                                                                             (6,333,336)      9,925,269
Service shares                                                                                    401,457         103,291

==========================================================================================================================
NET ASSETS
Total decrease                                                                                (11,421,481)    (44,966,493)
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                            99,934,532     144,901,025
                                                                                              ----------------------------
End of period (including undistributed net investment
income of $1,012,437 and $620,003, respectively)                                              $88,513,051    $ 99,934,532
                                                                                              ============================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




9  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS


                                            SIX MONTHS                                                                  YEAR
                                                 ENDED                                                                 ENDED
                                         JUNE 30, 2002                                                          DECEMBER 31,
NON-SERVICE SHARES                         (UNAUDITED)          2001          2000          1999          1998          1997
=============================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period            $ 1.07        $ 1.74        $ 2.30         $ 1.57       $ 1.36        $ 1.29
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .01           .01            --(1)         --(1)        .01           .01
Net realized and unrealized gain (loss)           (.07)         (.39)         (.11)           .77          .25           .09
                                               ------------------------------------------------------------------------------
Total from investment operations                  (.06)         (.38)         (.11)           .77          .26           .10
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income              (.01)           --(1)       (.03)          (.01)        (.01)         (.01)
Distributions from net realized gain                --          (.29)         (.42)          (.03)        (.04)         (.02)
                                               ------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   (.01)         (.29)         (.45)          (.04)        (.05)         (.03)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $1.00         $1.07         $1.74          $2.30        $1.57         $1.36
                                               ==============================================================================

=============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)              (5.93)%      (24.31)%       (9.43)%       50.37%        19.40%         8.11%

=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)       $87,954      $ 99,831      $144,901       $147,345     $103,404       $82,257
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $98,520      $117,814      $162,028       $107,403     $ 94,651       $73,318
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                            2.12%         0.69%         0.24%          0.17%        0.68%         0.72%
Expenses                                         1.08%         1.05%         1.17%          1.08%        1.09%(4)      1.12%(4)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             22%           44%           72%           127%          48%           49%



1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




10  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

                                                                    SIX MONTHS        PERIOD
                                                                         ENDED         ENDED
                                                                 JUNE 30, 2002      DEC. 31,
SERVICE SHARES                                                     (UNAUDITED)       2001(1)
=============================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                                    $ 1.08        $ 1.22
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                      .01            --(2)
Net realized and unrealized loss                                          (.03)         (.14)
                                                                        ---------------------
Total from investment operations                                          (.02)         (.14)
---------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                      (.01)           --
Distributions from net realized gain                                        --            --
                                                                        ---------------------
Total dividends and/or distributions
to shareholders                                                           (.01)           --

---------------------------------------------------------------------------------------------
Net asset value, end of period                                           $1.05         $1.08
                                                                        =====================


=============================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                                      (2.15)%      (11.48)%


=============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                  $559          $103
---------------------------------------------------------------------------------------------
Average net assets (in thousands)                                         $477          $ 36
---------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                                     0.60%         0.28%
Expenses                                                                  1.26%         1.20%
---------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     22%           44%





1. For the period from March 19, 2001 (inception of offering) to December 31, 2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. Annualized for periods of less than one full year.




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





11  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Unaudited

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer International Growth Fund/VA (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing under normal circumstances, at least 90% of its assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.

   The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.

   The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated entities managed by OFI, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.




12  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

   As of June 30, 2002, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $22,997,257. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

As of December 31, 2001, the Portfolio had available for federal income tax purposes unused capital loss carryforwards as follows:

           EXPIRING
           --------------------------------
              2009              $16,530,049


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.




13  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

================================================================================
2. SHARES OF CAPITAL STOCK
The Fund has authorized 160 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:


                                                        SIX MONTHS ENDED JUNE 30, 2002    YEAR ENDED DECEMBER 31, 2001(1)
                                                              SHARES            AMOUNT           SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                                     226,179,718     $ 239,882,013      190,493,161     $ 224,286,344
Dividends and/or distributions reinvested                    590,034           649,037       18,745,753        23,432,192
Redeemed                                                (231,875,332)     (246,864,386)    (199,740,358)     (237,793,267)
                                                        -----------------------------------------------------------------
Net increase (decrease)                                   (5,105,580)    $  (6,333,336)       9,498,556     $   9,925,269
                                                        =================================================================

-------------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                                       9,722,363     $  10,734,896           96,467     $     103,972
Dividends and/or distributions reinvested                      1,218             1,328               --                --
Redeemed                                                  (9,286,934)      (10,334,767)            (649)             (681)
                                                        -----------------------------------------------------------------
Net increase                                                 436,647     $     401,457           95,818     $     103,291
                                                        =================================================================



1. For the year ended December 31, 2001, for Non-Service shares and for the period from March 19, 2001 (inception of offering) to December 31, 2001, for Service shares.

================================================================================
3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended June 30, 2002, were $21,250,623 and $29,085,936, respectively.

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 1.00% of the first $250 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $250 million. The Fund's management fee for the six months ended June 30, 2002 was an annualized rate of 1.00%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of the fund. This undertaking may be amended or withdrawn at any time.




14  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc., the Distributor, for distribution-related services for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund.

================================================================================
5. FOREIGN CURRENCY CONTRACTS
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

================================================================================
6. ILLIQUID SECURITIES
As of June 30, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of June 30, 2002 was $427,500, which represents 0.48% of the Fund's net assets.





15  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

SHAREHOLDER MEETING  Unaudited

On June 10, 2002, a shareholder meeting was held at which all of the nominated Directors were elected and all proposals were approved by shareholders as described in the Company's proxy statement for that meeting. The following is a report of the votes cast:


PROPOSAL NO. 1

NOMINEE                                           FOR                   WITHHELD                        TOTAL
-------------------------------------------------------------------------------------------------------------
James C. Swain                        554,453,294.637             23,822,865.769              578,276,160.406
John V. Murphy                        555,411,186.743             22,864,973.663              578,276,160.406
William L. Armstrong                  554,656,590.095             23,619,570.311              578,276,160.406
Robert G. Avis                        554,199,464.856             24,076,695.550              578,276,160.406
George C. Bowen                       555,097,620.087             23,178,540.319              578,276,160.406
Edward L. Cameron                     555,692,201.900             22,583,958.506              578,276,160.406
Jon S. Fossel                         555,363,483.510             22,912,676.896              578,276,160.406
Sam Freedman                          555,098,773.718             23,177,386.688              578,276,160.406
F. William Marshall, Jr.              555,644,454.928             22,631,705.478              578,276,160.406


PROPOSAL NO. 2

Approval of the elimination of certain fundamental investment policies of the
Fund:


                              FOR                  AGAINST                          ABSTAIN                              TOTAL
------------------------------------------------------------------------------------------------------------------------------
(a) Amendment of the fundamental investment policy with respect to issuing senior securities:
                   81,333,558.840            3,042,069.821                    5,305,375.729                     89,681,004.390
(b)  Elimination of the fundamental investment policy with respect to investing in a company for the purpose of acquiring control:
                   78,799,847.052            5,615,762.431                    5,265,394.908                     89,681,004.391
(c)  Elimination of the fundamental investment policy with respect to investing in other investment companies:
                   79,738,671.508            5,024,423.744                    4,917,909.136                     89,681,004.388
(d)  Amendment of the fundamental investment policy with respect to investing in oil, gas or other mineral exploration or development programs, real estate and commodities:
                   81,257,152.313            4,161,435.637                    4,262,416.440                     89,681,004.390
(e)  Elimination of the fundamental investment policy with respect to purchasing securities on margin and making short sales:
                   78,451,758.382            6,600,014.432                    4,629,231.574                     89,681,004.388
(f)  Amendment of the fundamental investment policy with respect to borrowing:
                   78,404,147.840            5,841,250.686                    5,435,605.863                     89,681,004.389
(g)  Elimination of the fundamental investment policy with respect to pledging, mortgaging or hypothecating assets:
                   78,735,493.319            5,433,040.994                    5,512,470.076                     89,681,004.389




16  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

(h) Amendment of the fundamental investment policy with respect to lending:
                   79,747,368.698            4,677,751.826                    5,255,883.865                     89,681,004.389
(i)  Amendment of the fundamental investment policy with respect to diversification:
                   82,138,421.902            3,475,955.716                    4,066,626.771                     89,681,004.389




17  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

OPPENHEIMER INTERNATIONAL GROWTH FUND/VA


A SERIES OF PANORAMA SERIES FUND, INC.
================================================================================
DIRECTORS AND OFFICERS  James C. Swain, Director, CEO and Chairman of the Board
                        John V. Murphy, President and Director
                        William L. Armstrong, Director
                        Robert G. Avis, Director
                        George C. Bowen, Director
                        Edward L. Cameron, Director
                        Jon S. Fossel, Director
                        Sam Freedman, Director
                        Beverly L. Hamilton, Director
                        Robert J. Malone, Director
                        F. William Marshall, Jr., Director
                        George Evans, Vice President
                        Robert G. Zack, Vice President and Secretary
                        Brian W. Wixted, Treasurer
                        Katherine P. Feld, Assistant Secretary
                        Kathleen T. Ives, Assistant Secretary
                        Denis R. Molleur, Assistant Secretary

================================================================================
INVESTMENT ADVISOR      OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR             OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AGENT          OppenheimerFunds Services

================================================================================
INDEPENDENT AUDITORS    Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL           Myer, Swanson, Adams & Wolf, P.C.

                        The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

                        For more complete information on Oppenheimer
                        International Growth Fund/VA, please refer to the Prospectus. To obtain a copy or for information on how to obtain a separate account prospectus, call OppenheimerFunds, Inc. at 1.800.981.2871.




18  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

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










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